Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events

20.  Subsequent Events

On February 11, 2019, the Company amended its New Credit Facilities to increase the New Revolving Credit Facility by $25.0 million from $50.0 million to $75.0 million.  See Note 10, Debt for further information on the New Credit Facilities.

On February 11, 2019, we acquired 100% of the membership interests of Forrest-Pruzan Creative LLC, an acclaimed board game development studio in Seattle, WA, which will operate under the name “Funko Games”.  This transaction represents an opportunity to expand our product offerings into the board game category. The purchase consideration consists of $6.5 million in cash and $2.2 million in shares of the Company’s Class A common stock paid at closing, $1.5 million in cash due to the sellers in 18 months, subject to certain working capital adjustments and other conditions as per the agreement, and $2 million in cash due after a 24-month deferral period.